EXHIBIT 99.2

                                   Agway Inc.
                                   Chapter 11
                       Case No. 02-65872 through 02-65877
                              Month of: August 2003

                            CERTIFICATION OF PREPARER


The accompanying unaudited consolidated and consolidating balance sheets and income statements are prepared by Company management in conformity with generally accepted accounting principles in the United States of America on a going concern basis, with the possible exception of accounting for the settlement and curtailment of retiree benefits recognized during prior periods. The Company has not made adjustments to reflect the probable liquidation of the Company. The most significant such adjustment would record unrecognized net actuarial losses with respect to the pension plan and any excise tax payable on any remaining net gain from the termination of the pension plan. As of June 30, 2003, the recognized net pension asset approximated $180 million, while the unrecognized net actuarial losses approximately $125 million. The unrecognized actuarial loss is typically only calculated annually but varies each month and would be material if recognized currently.

Subject to the foregoing, the undersigned, having prepared the accompanying reports, certifies under penalty of perjury that the information continued therein is complete, accurate and truthful on the basis upon which they were prepared to the best of my knowledge.



February 17, 2004           /s/ Peter J. O'Neill
-----------------------    --------------------------------------------------
Date                       Signature of Preparer

                           Peter J. O'Neill
                           Agway Inc.
                           Senior Vice President, Finance & Control
                           333 Butternut Drive
                           Dewitt, NY  13214
                           (315) 449-6568

                        AGWAY INC. CONSOLIDATED
                             BALANCE SHEET
                              August 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------

     92,002               Cash and Equivalents                  82,804              (9,198)
     91,339         Trade and Notes Receivable, Net             93,777               2,438
      8,505          Advances and Other Receivables              5,742              (2,763)
         85              Lease Receivables, Net                     85                   -
     25,920                   Inventories                       25,794                (126)
      6,570                 Prepaid Expenses                     5,170              (1,400)
     22,800               Other Current Assets                  24,041               1,241
------------                                                 ----------
                                                                            ---------------
    247,221               Total Current Assets                 237,413              (9,808)

      4,026            Other Security Investments                4,033                   7
     96,488         Property, Plant & Equipment, Net            97,860               1,372
      2,630         Long Term Lease Receivbles, Net              2,630                   -
    180,022                Net Pension Asset                   180,272                 250
        624             Intangible Assets - Net                    631                   7
     49,494             Other Long - Term Assets                49,982                 488
------------                                                 ----------     ---------------
    580,505                   Total Assets                     572,821              (7,684)
============                                                 ==========     ===============


          1                  Notes Payable                           -                   1
        175      Current Installment of Subordinated Debt          300                (125)
        161      Current Installment of Long-Term Debt             161                   -
     13,361             Accounts Payable - Trade                11,593               1,768
     47,572             Accounts Payable - Other                36,231              11,341
     32,398       Accrued & Other Current Liabilities           35,805              (3,407)
------------                                                 ----------     ---------------
     93,668             Total Current Liabilites                84,090               9,578

      1,429                  Long-Term Debt                      1,439                 (10)
     16,858           Other Long -Term Liabilities              15,953                 905
------------                                                 ----------     ---------------
     18,287           Total Long -Term Liabilities              17,392                 895

    519,264        Liabilities Subject to Compromise           519,567                (303)
     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (83,709)                Retained Margins                   (80,020)             (3,689)
     (1,413)                  Other Equity                      (2,616)              1,203
------------                                                 ----------     ---------------
    (50,714)                  Total Equity                     (48,228)             (2,486)

------------                                                 ----------     ---------------
    580,505           Total Liabilities and Equity             572,821               7,684
============                                                 ==========     ===============

                                 DEBTOR
                             BALANCE SHEET
                              August 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     63,927               Cash and Equivalents                  56,678              (7,249)
     38,062         Trade and Notes Receivable, Net             38,376                 314
      1,954          Advances and Other Receivables              2,000                  46
     12,220                   Inventories                       12,262                  42
      2,579                 Prepaid Expenses                     2,428                (151)
     (2,431)              Deferred Income Tax                   (2,431)                  -
     16,798               Other Current Assets                  19,158               2,360
------------                                                 ----------
                                                                            ---------------
    133,109               Total Current Assets                 128,471              (4,638)

     92,598            Other Security Investments               93,668               1,070
     18,234         Property, Plant & Equipment, Net            19,414               1,180
    180,022                Net Pension Asset                   180,272                 250
        250             Intangible Assets - Net                    250                   -
     47,496             Other Long - Term Assets                47,984                 488
------------                                                 ----------     ---------------
    471,709                   Total Assets                     470,059              (1,650)
============                                                 ==========     ===============

          1                  Notes Payable                           -                   1
        136      Current Installment of Long-Term Debt             136                   -
      7,808             Accounts Payable - Trade                 5,001               2,807
      4,632             Accounts Payable - Other                 4,831                (199)
      3,758       Accrued & Other Current Liabilities            1,429               2,329
------------                                                 ----------     ---------------
     16,335             Total Current Liabilites                11,397               4,938

      1,382                  Long-Term Debt                      1,392                 (10)
    (11,991)         Deferred Federal Income Taxes             (11,991)                  -
       (933)          Other Long -Term Liabilities              (1,039)                106
------------                                                 ----------     ---------------
    (11,542)          Total Long -Term Liabilities             (11,638)                 96

    519,892        Liabilities Subject to Compromise           520,218                (326)
     (2,261)             Net Operating Advance                  (1,691)               (570)

     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (83,710)                Retained Margins                   (80,019)             (3,691)
     (1,413)                  Other Equity                      (2,616)              1,203
------------                                                 ----------     ---------------
    (50,715)                  Total Equity                     (48,227)             (2,488)

------------                                                 ----------     ---------------
    471,709           Total Liabilities and Equity             470,059               1,650
============                                                 ==========     ===============


                             TOTAL RESIDUAL
                             BALANCE SHEET
                              August 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     26,062               Cash and Equivalents                  26,193                 131
      6,817         Trade and Notes Receivable, Net              7,926               1,109
         85              Lease Receivables, Net                     85                   -
         30                 Prepaid Expenses                        37                   7
      2,398               Other Current Assets                   2,398                   -
------------                                                 ----------
                                                                            ---------------
     35,392               Total Current Assets                  36,639               1,247

      1,827         Property, Plant & Equipment, Net             1,840                  13
      3,237         Long Term Lease Receivbles, Net              3,259                  22
      1,000             Other Long - Term Assets                 1,005                   5
------------                                                 ----------     ---------------
     41,456                   Total Assets                      42,743               1,287
============                                                 ==========     ===============

        175      Current Installment of Subordinated Debt          300                (125)
         49             Accounts Payable - Trade                    54                  (5)
         32             Accounts Payable - Other                    51                 (19)
      7,772       Accrued & Other Current Liabilities            8,011                (239)
------------                                                 ----------     ---------------
      8,028             Total Current Liabilites                 8,416                (388)

         11           Other Long -Term Liabilities                  13                  (2)
------------                                                 ----------     ---------------
         11           Total Long -Term Liabilities                  13                  (2)

      7,834        Liabilities Subject to Compromise             7,717                 117
     17,710              Net Operating Advance                  20,478              (2,768)

      2,050            Additional Paid-in-Capital                2,050                   -
    (26,177)                Retained Margins                   (27,931)              1,754
     32,000                   Other Equity                      32,000                   -
------------                                                 ----------     ---------------
      7,873                   Total Equity                       6,119               1,754

------------                                                 ----------     ---------------
     41,456           Total Liabilities and Equity              42,743              (1,287)
============                                                 ==========     ===============

                             AGWAY INC. CONSOLIDATED
                           CONSOLIDATING BALANCE SHEET
                                   August 2003

                                                                                                             ELIMS &
                                             AG         CPG     ENERGY     TELMARK     INSUR.      CORP      OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Cash and Equivalents                          2,215       220     4,262           -          -     66,377     18,928      92,002
Trade and Notes Receivable, Net              27,656     6,748    50,119           -          -         -       6,816      91,339
Advances and Other Receivables                  103     1,331     6,551           -          -      1,477       (957)      8,505
Lease Receivables, Net                            -         -         -           -          -         -          85          85
Inventories                                   9,234     2,986    13,700           -          -         -          -       25,920
Prepaid Expenses                              1,095        77     3,991           -          -      2,670     (1,263)      6,570
Deferred Income Tax                               -         -     2,431           -          -     56,150    (58,581)         -
Other Current Assets                              -        (1)    6,001           -          -     14,401      2,399      22,800
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Current Assets                         40,303    11,361    87,055           -          -    141,075    (32,573)    247,221

Other Security Investments                    2,242       891         -           -          -     82,293    (81,400)      4,026
Property, Plant & Equipment, Net              9,124     6,680    78,254           -          -        603      1,827      96,488
Long Term Lease Receivbles, Net                   -         -         -           -          -         -       2,630       2,630
Net Pension Asset                                 -         -         -           -          -    180,022         -      180,022
Intangible Assets - Net                         250         -       374           -          -         -          -          624
Other Long -Term Assets                          25       484     1,998           -          -    201,622   (154,635)     49,494
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Assets                                 51,944    19,416   167,681           -          -    605,615   (264,151)    580,505
                                          ==========  ========  ========   =========  =========   =======   =========   =========



Notes Payable                                     -         -         -           -          -          1         -            1
Current Installment of Subordinated Debt          -         -         -           -          -         -         175         175
Current Installment of Long-Term Debt            38        98        25           -          -         -          -          161
Accounts Payable - Trade                      3,057     5,264     4,992           -          -         -          48      13,361
Accounts Payable - Other                       (115)       93    42,909           -          -      4,654         31      47,572
Accrued & Other Current Liabilities           2,671     3,373    28,531           -          -     17,897    (20,074)     32,398
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Current Liabilites                      5,651     8,828    76,457           -          -     22,552    (19,820)     93,668

Long-Term Debt                                   22     1,360        25           -          -         -          22       1,429
Deferred Federal Income Taxes                     -         -    11,991           -          -     81,213    (93,204)         -
Other Long -Term Liabilities                      -        27    17,961           -          -      6,582     (7,712)     16,858
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Long -Term Liabilities                     22     1,387    29,977           -          -     87,795   (100,894)     18,287

Liabilities Subject to Compromise            69,426    25,420         -           -          -    496,454    (72,036)    519,264
Net Operating Advance                       (25,628)   (5,450)  (18,778)          -          -    (45,703)    95,559          -

Preferred Stock                                   -         -         -           -          -     31,997         -       31,997
Common Stock                                      1         -     3,502           -          -      2,411     (3,503)      2,411
Additional Paid-in-Capital                    6,754         -    34,091           -          -         -     (40,845)         -
Retained Margins                             (4,282)  (10,769)   40,151           -          -     13,803   (122,612)    (83,709)
Other Equity                                      -         -     2,281           -          -     (3,694)        -       (1,413)
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Equity                                  2,473   (10,769)   80,025           -          -     44,517   (166,960)    (50,714)

                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Liabilities and Equity                 51,944    19,416   167,681           -          -    605,615   (264,151)    580,505
                                          ==========  ========  ========   =========  =========   =======   =========   =========


                                     DEBTOR
                           CONSOLIDATING BALANCE SHEET
                                   August 2003

                                                                                                            ELIMS &
                                           AGWINC     AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY   FCI      OTHER        CONSOL
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Cash and Equivalents                         65,427         -         -         118          -     1,413      (3,031)     63,927
Trade and Notes Receivable, Net              30,041         -         -       2,755          -     5,317         (51)     38,062
Advances and Other Receivables                1,945         -         -           9          -         -          -        1,954
Inventories                                   9,602         -         -         696          -     1,921           1      12,220
Prepaid Expenses                              2,571         1         -           6          -         2          (1)      2,579
Deferred Income Tax                          (2,431)        -         -           -          -         -          -       (2,431)
Other Current Assets                         16,798         -         -           -          -         -          -       16,798
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Current Assets                        123,953         1         -       3,584          -     8,653      (3,082)    133,109

Other Security Investments                   80,571         -         -           -          -         -      12,027      92,598
Property, Plant & Equipment, Net             15,102         -         -       1,997          -     1,136          (1)     18,234
Net Pension Asset                           180,022         -         -           -          -         -          -      180,022
Intangible Assets - Net                           -         -         -           -          -       250          -          250
Other Long -Term Assets                      47,005         -         -         484          -         7          -       47,496
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Assets                                446,653         1         -       6,065          -    10,046       8,944     471,709
                                          ==========  ========  ========   =========  =========   =======   =========   =========



Notes Payable                                     1         -         -           -          -         -          -            1
Current Installment of Long-Term Debt            38         -         -          98          -         -          -          136
Accounts Payable - Trade                      5,730         -         -       1,741          -       337          -        7,808
Accounts Payable - Other                      4,632         -         -           -          -         -          -        4,632
Accrued & Other Current Liabilities           1,317         1         6         995          5       771         663       3,758
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Current Liabilites                     11,718         1         6       2,834          5     1,108         663      16,335

Long-Term Debt                                    -         -         -       1,360          -        22          -        1,382
Deferred Federal Income Taxes               (11,991)        -         -           -          -         -          -      (11,991)
Other Long -Term Liabilities                   (961)        -         -          27          -         -           1        (933)
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Long -Term Liabilities                (12,952)        -         -       1,387          -        22           1     (11,542)

Liabilities Subject to Compromise           518,270     3,157     2,999       3,584      6,691     7,641     (22,450)    519,892
Net Operating Advance                       (19,670)      (21)   (1,609)        850         65      (580)     18,704      (2,261)

Preferred Stock                              31,997         -         -           -          -         -          -       31,997
Common Stock                                  2,411        10         -           -          -         -         (10)      2,411
Additional Paid-in-Capital                        -     2,181     2,050           -          -     6,754     (10,985)         -
Retained Margins                            (83,708)   (5,327)   (3,446)     (2,590)    (6,761)   (4,899)     23,021     (83,710)
Other Equity                                 (1,413)        -         -           -          -         -          -       (1,413)
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Equity                                (50,713)   (3,136)   (1,396)     (2,590)    (6,761)    1,855      12,026     (50,715)
                                                                                                                  -
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Liabilities and Equity                446,653         1         -       6,065          -    10,046       8,944     471,709
                                          ==========  ========  ========   =========  =========   =======   =========   =========


                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                   August 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Cash and Equivalents                            263         -         -      25,789         10         -         -    26,062
Trade and Notes Receivable, Net               2,350         0         -       3,159          -     1,308         -     6,817
Lease Receivables, Net                            -         -         -          85          -         -         -        85
Prepaid Expenses                                  9         -         -           -          -        21         -        30
Other Current Assets                              -         -         -           -          -     2,398         -     2,398
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Current Assets                          2,622         0         -      29,033         10     3,726         -    35,392

Other Security Investments                        -         -         0           -          -         -         -         0
Property, Plant & Equipment, Net                845         -         -           -          -       982         -     1,827
Long Term Lease Receivbles, Net                   -         -         -       3,237          -         -         -     3,237
Other Long -Term Assets                       1,001         -         -          (0)         -         -         -     1,001
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Assets                                  4,468         0         0      32,270         10     4,708         -    41,456
                                          ==========  ========  ========   =========  =========   =======   =======  ========


Current Installment of Subordinated Debt          -         -         -         175          -         -         -       175
Accounts Payable - Trade                       (481)      (21)        -         561          -       (10)        -        49
Accounts Payable - Other                          -         -         -          32          0         -         -        32
Accrued & Other Current Liabilities           6,457         9         6       1,016         10       274         -     7,772
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Current Liabilites                      5,975       (12)        6       1,785         10       264         -     8,028

Other Long -Term Liabilities                    172         -         -        (169)         -         7         -        11
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Long -Term Liabilities                    172         -         -        (169)         -         7         -        11

Liabilities Subject to Compromise                 -         -     2,999           -          -     4,835         -     7,834
Net Operating Advance                         3,368     2,250    (1,609)     22,108        438      (613)   26,811    52,752
Additional Paid-in-Capital                        -         -     2,050           -          -         -         -     2,050
Retained Margins                             (5,047)   (2,237)   (3,446)    (23,454)      (439)      215   (26,811)  (61,219)
Other Equity                                      -         -         -      32,000          -         -         -    32,000
                                          ----------  --------  --------   ---------  ---------   -------  --------  --------
Total Equity                                 (5,047)   (2,237)   (1,396)      8,546       (439)      215   (26,811)  (27,169)

                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Liabilities and Equity                  4,468         0         0      32,270         10     4,708         -    41,456
                                          ==========  ========  ========   =========  =========   =======   =======  ========


                          AGWAY DISCONTINUED OPERATIONS
                           CONSOLIDATING BALANCE SHEET
                                   August 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------

Total Current Assets                              -         -         -           -          -         -         -         -

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Assets                                      -         -         -           -          -         -         -         -
                                          ==========  ========  ========   =========  =========   =======   =======   =======



                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Liabilites                          -         -         -           -          -         -         -         -

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Long -Term Liabilities                      -         -         -           -          -         -         -         -

Net Operating Advance                         7,798     2,200     3,685     (32,118)       703         -     26,811     9,079
Retained Margins                             (7,798)   (2,200)   (3,685)     32,118       (703)        -    (26,811)   (9,079)
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Equity                                 (7,798)   (2,200)   (3,685)     32,118       (703)        -    (26,811)   (9,079)

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Liabilities and Equity                      -         -         -           -          -         -         -         -
                                          ==========  ========  ========   =========  =========   =======   =======   =======


                                    RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                   August 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Cash and Equivalents                            263         -         -      25,789         10         -         -    26,062
Trade and Notes Receivable, Net               2,350         0         -       3,159          -     1,308         -     6,817
Lease Receivables, Net                            -         -         -          85          -         -         -        85
Prepaid Expenses                                  9         -         -           -          -        21         -        30
Other Current Assets                              -         -         -           -          -     2,398         -     2,398
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Current Assets                          2,622         0         -      29,033         10     3,726         -    35,392

Other Security Investments                        -         -         0           -          -         -         -         0
Property, Plant & Equipment, Net                845         -         -           -          -       982         -     1,827
Long Term Lease Receivbles, Net                   -         -         -       3,237          -         -         -     3,237
Other Long -Term Assets                       1,001         -         -          (0)         -         -         -     1,001
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Assets                                  4,468         0         0      32,270         10     4,708         -    41,456
                                          ==========  ========  ========   =========  =========   =======   =======  ========


Current Installment of Subordinated Debt          -         -         -         175          -         -         -       175
Accounts Payable - Trade                       (481)      (21)        -         561          -       (10)        -        49
Accounts Payable - Other                          -         -         -          32          0         -         -        32
Accrued & Other Current Liabilities           6,457         9         6       1,016         10       274         -     7,772
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Current Liabilites                      5,975       (12)        6       1,785         10       264         -     8,028

Other Long -Term Liabilities                    172         -         -        (169)         -         7         -        11
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Long -Term Liabilities                    172         -         -        (169)         -         7         -        11

Liabilities Subject to Compromise                 -         -     2,999           -          -     4,835         -     7,834
Net Operating Advance                        (4,430)       50    (5,294)     54,226       (265)     (613)        -    43,673

Additional Paid-in-Capital                        -         -     2,050           -          -         -         -     2,050
Retained Margins                              2,751       (37)      239     (55,572)       264       215         -   (52,140)
Other Equity                                      -         -         -      32,000          -         -         -    32,000
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Equity                                  2,751       (37)    2,289     (23,572)       264       215         -   (18,090)

                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Liabilities and Equity                  4,468         0         0      32,270         10     4,708         -    41,456
                                          ==========  ========  ========   =========  =========   =======   =======  ========


                        AGWAY INC. CONSOLIDATED
                            INCOME STATEMENT
                              AUGUST 2003
    MONTH                (Thousands of Dollars)                YEAR TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    61,047                     Net Sales                              122,029

    46,679                   Cost of Sales                             92,408
-----------                                                   ----------------
    14,368                   Product Margin                            29,621

       748                  Service Revenue                             1,522
-----------                                                   ----------------
    15,116           Total Product Margin & Revenue                    31,143

                          Operating Expenses:
     3,640                   Manufacturing                              7,309
    11,462                    Distribution                             24,990
     1,652                      Selling                                 3,392
     3,717                   Administrative                             7,475
-----------                                                   ----------------
    20,471              Total Operating Expenses                       43,166

     2,580              Other Income / (Expense)                        2,872

    (2,775)                       EBIT                                 (9,151)

       195                  Interest Expense                              356
      (382)                 Interest Revenue                             (720)
-----------                                                   ----------------
      (187)              Interest Expense - Net                          (364)

    (2,588)            Pre-Tax Earnings / (Loss)                       (8,787)

     1,074              Reorganization Expenses                         2,194

        28           State Tax Expense / (Benefit)                         53
        28                    Total Taxes                                  53

    (3,690)      Net Margin From Continuing Operations                (11,034)


-----------                                                   ----------------
    (3,690)           Final Net Earnings / (Loss)                     (11,034)
===========                                                   ================


                        AGWAY INC. CONSOLIDATED
                       OPERATING EXPENSE BY TYPE
                              AUGUST 2003
    MONTH                (Thousands of Dollars)                YEAR TO DATE



    ACTUAL                    EXPENSE TYPE                             ACTUAL
-----------    -------------------------------------------    ----------------
     7,657                      SALARIES                               17,206
        12                    COMMISSIONS                                  36
     1,245                     INCENTIVES                               2,540
     1,582                   PAYROLL COSTS                              3,599
       111                  EMPLOYEE EXPENSE                              233
       372               PROFESSIONAL SERVICES                            985
        47              DATA PROCESSING EXPENSE                            87
        60                 CONTRACT SERVICES                              127
        23               TRASH REMOVAL EXPENSE                             39
       747                 CONTRACT TRUCKING                            1,477
       247                    RENT EXPENSE                                466
     1,060                    DEPRECIATION                              2,141
       (72)                    IMPAIRMENT                                 (96)
        74                    AMORTIZATION                                150
        23            AMORTIZATION OF INTANGIBLES                          47
       250            AMORT OF DEFERRED DEBT COSTS                        499
       189                       TAXES                                    459
        80               REPAIRS & MAINTENANCE                            137
       584           AUTOMOTIVE & EQUIP RENTAL EXP                      1,162
        25             LEASED RAILCAR RENTAL EXP                           22
       397                 GAS/DIESEL/OIL EXP                             790
        64             LICENSE & REGISTRATION EXP                         127
        14               TIRES & TUBES EXPENSE                             20
        10                    TOLL EXPENSE                                 17
       924            REPAIRS & MAINT EQUIP & AUTO                      1,814
       426                 UTILITIES EXPENSE                              789
         2                 PAYLOADER EXPENSE                                6
       612               PLANT SUPPLIES EXPENSE                         1,244
       352               OFFICE SUPPLIES & EXP                            702
       340                 TELEPHONE EXPENSE                              715
       612           ADVERTISING & SALES PROMOTION                      1,159
        (7)                   SHOW EXPENSE                                 (3)
       118               RESEARCH & DEVELOPMENT                           146
       215                   TRAVEL EXPENSE                               430
        15                DUES & SUBSCRIPTIONS                             41
        10               CONTRIBUTIONS EXPENSE                             16
       107             CONFERENCES & MEETINGS EXP                         210
         -               COMMITTEE MEETINGS EXP                             -
        31           CERTIFIED MANAGER TRAINING EXP                       118
         -             TRUCK LOADING CHARGES EXP                            -
        58                 EDUCATION EXPENSE                              107
         -              FIELD RESEARCH SUPPLIES                             -
         5          COMMODITY REGISTRATIONS & TESTS                         8
        17                  TESTING EXPENSE                                42
         1                 CASH OVER & SHORT                                4
         2                 PENALTIES & FINES                                2
         4                   QUALITY CLAIMS                                 5
        10            DEMURRAGE CLAIMS & ICING EXP                         17
       408               LOSS ON DOUBTFUL ACCTS                           607
         -                  WARRANTY EXPENSE                                -
         -                REPRESENTATIVE COSTS                              -
         2                  MANAGEMENT FEES                                 5
       124                OVERHEAD ALLOCATION                             248
         -                  AFI NET EXPENSE                                 -
       897                 INSURANCE EXPENSE                            1,897
       174               ENVIRONMENTAL EXPENSE                            268
        73                   DIRECT CHARGES                               130
       368                   OTHER EXPENSE                                770
      (268)               RECOVERY OF EXPENSE                            (679)
       (50)                TRUCKING RECOVERY                              (99)
        88              OUTSIDE CONTRACT EXPENSE                          177
         -                PENSION CURTAILMENT                               -
         -              RECOVERY OF ADVERTISING                             -
-----------                                                   ----------------
    20,471              TOTAL OPERATING EXPENSES                       43,166
===========                                                   ================


                                 DEBTOR
                                INCOME STATEMENT
                              AUGUST 2003
    MONTH                (Thousands of Dollars)                LIFE TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    24,975                     Net Sales                              280,806

    19,692                   Cost of Sales                            220,626
-----------                                                   ----------------
     5,283                   Product Margin                            60,180

       748                  Service Revenue                             9,389
-----------                                                   ----------------
     6,031           Total Product Margin & Revenue                    69,569

                          Operating Expenses:
     3,640                   Manufacturing                             65,401
       186                    Distribution                             (1,153)
       969                      Selling                                10,514
     2,954                   Administrative                            47,363
-----------                                                   ----------------
     7,749              Total Operating Expenses                      122,125

     2,516              Other Income / (Expense)                        2,016

       798                        EBIT                                (50,540)

       167                  Interest Expense                            1,946
      (695)                 Interest Revenue                           (7,688)
-----------                                                   ----------------
      (528)              Interest Expense - Net                        (5,742)

     1,326             Pre-Tax Earnings / (Loss)                      (44,798)

     1,074               Reorganization Charges                        32,546

       392           State Tax Expense / (Benefit)                      1,824
     1,283          Federal Tax Expense / (Benefit)                    (3,980)
-----------                                                   ----------------
     1,675                    Total Taxes                              (2,156)

    (1,423)      Net Margin From Continuing Operations                (75,188)

    (2,266)        Equity in Earnings of Subsidiaries                  27,406

         -         Non-Parent Discontinued Operations                 (17,810)

         -     Income / (Loss) on Disc. Ops. (Net of Taxes)              (835)
         -      Gain / (Loss) on Disposal (Net of Taxes)              (20,134)

-----------                                                   ----------------
    (3,689)           Final Net Earnings / (Loss)                     (86,561)
===========                                                   ================


                                         AGWAY INC. CONSOLIDATED
                                      CONSOLIDATING INCOME STATEMENT
                                        YEAR TO DATE - AUGUST 2003
                                          (Thousands of Dollars)

                                                                                      ELIMS &       AGWAY
                                             AG         CPG     ENERGY      CU/SS      OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------
Net Sales                                    34,768    16,513    71,002           -       (254)    122,029

Cost of Sales                                27,634    12,891    52,202           -       (319)     92,408
                                          ----------  --------  --------   ---------  ---------   ---------
Product Margin                                7,134     3,622    18,800           -         65      29,621

Service Revenue                               1,524        (4)        -           -          2       1,522

                                          ----------  --------  --------   ---------  ---------   ---------
Total Product Margin & Revenue                8,658     3,618    18,800           -         67      31,143

Operating Expenses:
Manufacturing                                 5,449     1,769         -           -         91       7,309
Distribution                                      -         -    24,607           -        383      24,990
Selling                                       1,362       760     1,236           -         34       3,392
Administrative                                1,938       909     1,718       2,112        798       7,475
                                          ----------  --------  --------   ---------  ---------   ---------

Total Operating Expenses                      8,749     3,438    27,561       2,112      1,306      43,166

Other Income / (Expense)                        960       (34)      117         108      1,721       2,872

EBIT                                            869       146    (8,644)     (2,004)       482      (9,151)

Interest Expense                                401       157       900           8     (1,110)        356
Interest Revenue                               (215)        -      (151)          -       (354)       (720)

                                          ----------  --------  --------   ---------  ---------   ---------
Interest Expense - Net                          186       157       749           8     (1,464)       (364)

Pre-Tax Earnings / (Loss)                       683       (11)   (9,393)     (2,012)     1,946      (8,787)

Reorganization Expenses                           -         -         -       2,194          -       2,194

State Tax Expense / (Benefit)                     -         -      (853)          -        906          53
Federal Tax Expense / (Benefit)                   -         -    (3,012)          -      3,012           -

                                          ----------  --------  --------   ---------  ---------   ---------
Total Taxes                                       -         -    (3,865)          -      3,918          53

Net Margin From Continuing Operations           683       (11)   (5,528)     (4,206)    (1,972)    (11,034)

                                          ----------  --------  --------   ---------  ---------   ---------
Final Net Earnings / (Loss)                     683       (11)   (5,528)     (4,206)    (1,972)    (11,034)
                                          ==========  ========  ========   =========  =========   =========


                                                AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                                                     CONSOLIDATING INCOME STATEMENT
                                                       LIFE TO DATE - AUGUST 2003
                                                         (Thousands of Dollars)


                                 AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       CONSOL
                                 ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                            6,852     2,745         -      35,450          -           -         -         -     45,047

Cost of Sales                        5,347     2,364         -      12,549          -         (16)       16         -     20,260
                                 ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                       1,505       381         -      22,901          -          16       (16)        -     24,787

Service Revenue                        357         -         -         811          -           -         -         -      1,168
                                 ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue       1,862       381         -      23,712          -          16       (16)        -     25,955

Operating Expenses:
Manufacturing                        3,301       729         -           -          -        (125)        -         -      3,905
Distribution                             -         -         -           -          -           -      (232)        -       (232)
Selling                               (222)      565      (239)      5,198          -         (12)      127         -      5,417
Administrative                       1,704       181         -       5,874          -         (16)      330         -      8,073
                                 ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses             4,783     1,475      (239)     11,072          -        (153)      225         -     17,163

Other Income / (Expense)             1,741        43         -        (343)         -           1       307         -      1,749

EBIT                                (1,180)   (1,051)      239      12,297          -         170        66         -     10,541

Interest Expense                     1,444       389         -           -          -         (94)     (167)        -      1,572
Interest Revenue                    (1,121)      (44)        -        (298)         -           -        18         -     (1,445)
                                 ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                 323       345         -        (298)         -         (94)     (149)        -        127

Pre-Tax Earnings / (Loss)           (1,503)   (1,396)      239      12,595          -         264       215         -     10,414


State Tax Expense / (Benefit)            -         -         -        (445)         -           -         -         -       (445)
Federal Tax Expense / (Benefit)          -         -         -      (4,792)         -           -         -         -     (4,792)
                                 ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                              -         -         -      (5,237)         -           -         -         -     (5,237)

Net Margin From
 Discontinued Operations            (1,503)   (1,396)      239      17,832          -         264       215         -     15,651

Other Income / (Loss) on
 Disc. Ops. (Net of Taxes)               -         -         -          (1)         -           -         -     4,777      4,776
Gain / (Loss) on Disposal
 (Net of Taxes)                     (1,379)     (118)        -     (26,181)       639         121         -   (19,397)   (46,315)
                                 ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)         (2,882)   (1,514)      239      (8,350)       639         385       215   (14,620)   (25,888)
                                 ==========  ========  ========   =========  =========   =========   =======  ========   ========


                                                      AGWAY DISCONTINUED OPERATIONS
                                                     CONSOLIDATING INCOME STATEMENT
                                                       LIFE TO DATE - AUGUST 2003
                                                         (Thousands of Dollars)

                                                                                                                           DISC OPS
                                  AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       CONSOL
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                             6,852     2,743         -      35,209          -           -         -         -     44,804

Cost of Sales                         5,347     2,437         -      11,946          -           -         -         -     19,730
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                        1,505       306         -      23,263          -           -         -         -     25,074

Service Revenue                         357         -         -         806          -           -         -         -      1,163
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue        1,862       306         -      24,069          -           -         -         -     26,237

Operating Expenses:
Manufacturing                         3,719       689         -           -          -           -         -         -      4,408
Selling                                 (20)      563         -       5,087          -           -         -         -      5,630
Administrative                        1,438       174         -       5,605          -           -         -         -      7,217
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses              5,137     1,426         -      10,692          -           -         -         -     17,255

Other Income / (Expense)                  1        35         -        (299)         -           -         -         -       (263)

EBIT                                 (3,274)   (1,085)        -      13,078          -           -         -         -      8,719

Interest Expense                      1,560       294         -           -          -           -         -         -      1,854
Interest Revenue                       (580)      (20)        -           -          -           -         -         -       (600)
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                  980       274         -           -          -           -         -         -      1,254

Pre-Tax Earnings / (Loss)            (4,254)   (1,359)        -      13,078          -           -         -         -      7,465


State Tax Expense / (Benefit)             -         -         -       1,031          -           -         -         -      1,031
Federal Tax Expense / (Benefit)           -         -         -       3,675          -           -         -         -      3,675
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                               -         -         -       4,706          -           -         -         -      4,706

Net Margin From
  Discontinued Operations            (4,254)   (1,359)        -       8,372          -           -         -         -      2,759

Other Income / (Loss) on
  Disc. Ops. (Net of Taxes)               -         -         -          (1)         -           -         -     4,777      4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                     (1,379)     (118)        -     (26,181)       639         121         -   (19,397)   (46,315)

                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)          (5,633)   (1,477)        -     (17,810)       639         121         -   (14,620)   (38,780)
                                  ==========  ========  ========   =========  =========   =========   =======  ========   ========



                                    RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                           LIFE TO DATE - AUGUST 2003
                             (Thousands of Dollars)


                                   AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       TOTAL
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                                  -         2         -         241          -           -         -         -        243

Cost of Sales                              -       (73)        -         603          -         (16)       16         -        530
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                             -        75         -        (362)         -          16       (16)        -       (287)

Service Revenue                            -         -         -           5          -           -         -         -          5
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue             -        75         -        (357)         -          16       (16)        -       (282)

Operating Expenses:
Manufacturing                           (418)       40         -           -          -        (125)        -         -       (503)
Distribution                               -         -         -           -          -           -      (232)        -       (232)
Selling                                 (202)        2      (239)        111          -         (12)      127         -       (213)
Administrative                           266         7         -         269          -         (16)      330         -        856
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses                (354)       49      (239)        380          -        (153)      225         -        (92)

Other Income / (Expense)               1,740         8         -         (44)         -           1       307         -      2,012

EBIT                                   2,094        34       239        (781)         -         170        66         -      1,822

Interest Expense                        (116)       95         -           -          -         (94)     (167)        -       (282)
Interest Revenue                        (541)      (24)        -        (298)         -           -        18         -       (845)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                  (657)       71         -        (298)         -         (94)     (149)        -     (1,127)

Pre-Tax Earnings / (Loss)              2,751       (37)      239        (483)         -         264       215         -      2,949


State Tax Expense / (Benefit)              -         -         -      (1,476)         -           -         -         -     (1,476)
Federal Tax Expense / (Benefit)            -         -         -      (8,467)         -           -         -         -     (8,467)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                                -         -         -      (9,943)         -           -         -         -     (9,943)

Net Margin From
  Discontinued Operations              2,751       (37)      239       9,460          -         264       215         -     12,892

                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)            2,751       (37)      239       9,460          -         264       215         -     12,892
                                   ==========  ========  ========   =========  =========   =========   =======  ========   ========

                                     DEBTOR
                           LIFE TO DATE - AUGUST 2003
                             (Thousands of Dollars)

                                                                                                              ELIMS &
                                          AGWAY INC   AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY    FCI       OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Net Sales                                   212,463         -         -      29,671          -      41,484    (2,812)  280,806

Cost of Sales                               165,047         -         -      25,981         (2)     32,412    (2,812)  220,626
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------

Product Margin                               47,416         -         -       3,690          2       9,072         -    60,180

Service Revenue                               9,242       124         -           1          -          21         1     9,389

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Product Margin & Revenue               56,658       124         -       3,691          2       9,093         1    69,569

Operating Expenses:
Manufacturing                                56,523         -         -       3,340          -       5,539        (1)   65,401
Distribution                                 (1,153)        -         -           -          -           -         -    (1,153)
Selling                                       8,271         9         -       1,028          2       1,443      (239)   10,514
Administrative                               45,111       127         -         408        (35)      1,751         1    47,363
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Operating Expenses                    108,752       136         -       4,776        (33)      8,733      (239)  122,125

Other Income / (Expense)                      1,760         -         -         260         24         (28)        -     2,016

EBIT                                        (50,334)      (12)        -        (825)        59         332       240   (50,540)

Interest Expense                              1,744         -         -         213         89         441      (541)    1,946
Interest Revenue                             (8,197)        -         -           -          -         (32)      541    (7,688)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Interest Expense - Net                       (6,453)        -         -         213         89         409         -    (5,742)

Pre-Tax Earnings / (Loss)                   (43,881)      (12)        -      (1,038)       (30)        (77)      240   (44,798)

Reorganization Expenses                      31,030         -         -       1,516          -           -         -    32,546

State Tax Expense / (Benefit)                 1,824         -         -           -          -           -         -     1,824
Federal Tax Expense / (Benefit)              (3,980)        -         -           -          -           -         -    (3,980)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Taxes                                  (2,156)        -         -           -          -           -         -    (2,156)

Net Margin From Continuing Operations       (72,755)      (12)        -      (2,554)       (30)        (77)      240   (75,188)

Equity in Earnings of Subsidiaries           24,733                                                            2,673    27,406

Non-Parent Discontinued Operations          (17,810)                                                               -   (17,810)

Income / (Loss) on Disc. Ops.
  (Net of Taxes)                               (835)        -         -           -          -           -         -      (835)
Gain / (Loss) on Disposal (Net of Taxes)    (20,134)        -         -           -          -           -         -   (20,134)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Final Net Earnings / (Loss)                 (86,801)      (12)        -      (2,554)       (30)        (77)    2,913   (86,561)
                                          ==========  ========  ========   =========  =========   =========   =======  ========


                                     DEBTOR
                           MONTH TO DATE - AUGUST 2003
                             (Thousands of Dollars)

                                                                                                              ELIMS &
                                          AGWAY INC   AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY    FCI       OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Net Sales                                    18,582         -         -       3,058          -       3,554      (219)   24,975

Cost of Sales                                14,604         -         -       2,521          -       2,786      (219)   19,692

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Product Margin                                3,978         -         -         537          -         768         -     5,283

Service Revenue                                 746         1         -           -          -           2        (1)      748
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Product Margin & Revenue                4,724         1         -         537          -         770        (1)    6,031

Operating Expenses:
Manufacturing                                 2,927         -         -         291          -         423        (1)    3,640
Distribution                                    186         -         -           -          -           -         -       186
Selling                                         790         -         -          53          -         126         -       969
Administrative                                2,742         -         -          32          -         180         -     2,954
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Operating Expenses                      6,645         -         -         376          -         729        (1)    7,749

Other Income / (Expense)                      2,516         -         -           -          -           -         -     2,516

EBIT                                            595         1         -         161          -          41         -       798

Interest Expense                                175         -         -          19          8          10       (45)      167
Interest Revenue                               (737)        -         -           -          -          (2)       44      (695)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Interest Expense - Net                         (562)        -         -          19          8           8        (1)     (528)

Pre-Tax Earnings / (Loss)                     1,157         1         -         142         (8)         33         1     1,326

Reorganization Expenses                       1,074         -         -           -          -           -         -     1,074

State Tax Expense / (Benefit)                   392         -         -           -          -           -         -       392
Federal Tax Expense / (Benefit)               1,283         -         -           -          -           -         -     1,283

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Taxes                                   1,675         -         -           -          -           -         -     1,675

Net Margin From Continuing Operations        (1,592)        1         -         142         (8)         33         1    (1,423)

Equity in Earnings of Subsidiaries           (2,098)                                                            (168)   (2,266)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Final Net Earnings / (Loss)                  (3,690)        1         -         142         (8)         33      (167)   (3,689)
                                          ==========  ========  ========   =========  =========   =========   =======  ========


                                   AGWAY INC.
                     MONTHLY CASH RECEIPTS AND DISBURSEMENTS
                                    Aug-2003
CONSOLIDATED
($ 000's)
Week Ending                       8-Aug       15-Aug       22-Aug      29-Aug        Month
                                  Actual      Actual       Actual      Actual       To Date
                                 ---------   ---------    ---------   ---------    ---------
RECEIPTS
--------
         Customer Receipts         17,077      19,835       16,966      19,260        73,137
         Assets Sales                   -           -            -         830           830
         Non-Operating                  -           -            -           -             -
         Other                      4,270          74        1,243         860         6,448
                                 ---------   ---------    ---------   ---------    ----------
         Subtotal                  21,346      19,909       18,209      20,950        80,415
                                 ---------   ---------    ---------   ---------    ----------

DISBURSEMENTS
-------------
         Product Payments          (9,499)    (10,719)     (16,384)    (13,934)      (50,535)
         Payroll/Benefits          (7,744)     (1,564)      (3,276)     (1,497)      (14,081)
         Professional Fees            (44)     (1,013)         (30)        (62)       (1,149)
         Capital Expenditures        (275)       (174)        (225)       (289)         (963)
         Interest (External)            -           -            -           -             -
         Financing Fees                 -           -          (39)          -           (39)
         Other                     (1,591)     (2,909)      (1,221)     (1,633)       (7,355)
                                 ---------   ---------    ---------   ---------    ----------
         Subtotal                 (19,153)    (16,380)     (21,175)    (17,414)      (74,122)
                                 ---------   ---------    ---------   ---------    ----------

                                 ---------   ---------    ---------   ---------    ----------
NET CASH                            2,193       3,529       (2,965)      3,536         6,293
--------
                                 ---------   ---------    ---------   ---------    ----------


                                 ---------   ---------    ---------   ---------
Opening Revolver or
  (Excess Funds)                  (73,237)    (76,309)     (78,777)    (74,668)
                                 ---------   ---------    ---------   ---------
         Net Cash Flow              2,193       3,529       (2,965)      3,536
         Float                        879      (1,061)      (1,144)        320
                                 ---------   ---------    ---------   ---------
Ending Revolver or
  (Excess Funds)                  (76,309)    (78,777)     (74,668)    (78,524)
                                 ---------   ---------    ---------   ---------
         Add: L/Cs                 35,116      35,116       35,116      35,496
                                 ---------   ---------    ---------   ---------
Total Facility Need                35,116      35,116       35,116      35,496
                                 ---------   ---------    ---------   ---------

Credit Line Amount (CL)           100,000     100,000      100,000     100,000

         Trade A/R                 43,265      40,925       39,435      40,105
         Deferred A/R                 293         293          293         293
         Non-Fuel Inventory         6,792       6,923        6,951       6,860
         Fuel Inventory                47         745        1,493       1,289
                                 ---------   ---------    ---------   ---------
Collateral Base before OA & CC     50,397      48,886       48,172      48,547
         Other Assets (OA)              0           0            0           0
         95% L/C Cash
           Collateral (CC)         14,250      14,250       14,250      14,250
                                 ---------   ---------    ---------   ---------
Total Collateral Base (CB)         64,647      63,136       62,422      62,797

Total Availability
    (lesser of CL & CB)            64,647      63,136       62,422      62,797
         Less Other Reserves       (2,000)     (2,000)      (2,000)     (2,000)
         Less Facility Need       (35,116)    (35,116)     (35,116)    (35,496)
                                 ---------   ---------    ---------   ---------
Excess Availability                27,531      26,020       25,306      25,301
    Less Minimum Availability     (10,000)    (10,000)     (10,000)    (10,000)
                                 ---------   ---------    ---------   ---------
Net Excess Availability            17,531      16,020       15,306      15,301

                                  AGWAY ENERGY
                     MONTHLY CASH RECEIPTS AND DISBURSEMENTS
                                    Aug-2003
ENERGY ONLY
($ 000's)
Week Ending                           8-Aug       15-Aug        22-Aug        29-Aug         Month
                                     Actual       Actual        Actual        Actual        To Date
                                    ---------   -----------   ----------     ----------    ----------
RECEIPTS
--------
          Customer Receipts            11,489       13,608        10,490        12,481        48,068
          Assets Sales                                                                             0
          Non-Operating                                                                            0
          Other                         1,691                        988                       2,679
                                    ----------   ----------    ----------    ----------    ----------
          Subtotal                     13,180       13,608        11,478        12,481        50,747
                                    ----------   ----------    ----------    ----------    ----------

DISBURSEMENTS
-------------
          Product Payments             (5,871)      (6,620)      (12,606)       (8,246)      (33,343)
          Payroll/Benefits                                                                         0
          Professional Fees               (44)         (34)          (30)          (62)         (170)
          Capital Expenditures           (275)        (174)         (225)         (289)         (963)
          Interest (External)                                                                      0
          Financing Fees                                                                           0
          Other                          (389)      (1,967)         (390)       (1,089)       (3,835)
                                    ----------   ----------    ----------    ----------    ----------
          Subtotal                     (6,579)      (8,795)      (13,251)       (9,686)      (38,311)
                                    ----------   ----------    ----------    ----------    ----------

                                    ----------   ----------    ----------    ----------    ----------
NET CASH                                6,601        4,813        (1,774)        2,795        12,435
--------
                                    ----------   ----------    ----------    ----------    ----------
                                                                                           ----------

MEMO: PAYROLL/BENEFITS                 (6,792)      (1,029)       (1,987)       (1,017)      (10,825)
----------------------


DEBTORS ONLY
($ 000's)                             8-Aug       15-Aug        22-Aug        29-Aug         Month
Week Ending                          Actual       Actual        Actual        Actual        To Date
                                    ---------    ---------    ----------     ---------     ----------
RECEIPTS
          Customer Receipts             5,588        6,227         6,476         6,779        25,070
          Assets Sales                      0            0             0           830           830
          Non-Operating                     0            0             0             0             0
          Other                         2,579           74           256           860         3,769
                                    ----------   ----------    ----------    ----------    ----------
          Subtotal                      8,166        6,301         6,732         8,469        29,669
                                    ----------   ----------    ----------    ----------    ----------

DISBURSEMENTS
          Product Payments             (3,628)      (4,099)       (3,777)       (5,688)      (17,192)
          Payroll/Benefits             (7,744)      (1,564)       (3,276)       (1,497)      (14,081)
          Professional Fees                 0         (979)            0             0          (979)
          Capital Expenditures              0            0             0             0             0
          Interest (External)               0            0             0             0             0
          Financing Fees                    0            0           (39)            0           (39)
          Other                        (1,202)        (942)         (831)         (544)       (3,520)
                                    ----------   ----------    ----------    ----------    ----------
          Subtotal                    (12,574)      (7,585)       (7,923)       (7,728)      (35,810)
                                    ----------   ----------    ----------    ----------    ----------

                                    ----------   ----------    ----------    ----------    ----------
NET CASH                               (4,408)      (1,284)       (1,191)          741        (6,142)
--------
                                    ----------   ----------    ----------    ----------    ----------


          Debtors
          --------
          Agway Inc.                   30,976
          Agway General Agency              0
          Brubaker ACS LLC                  0
          Country Best Adams LLC        1,799
          Country Best DeBerry LLC          0
          Feed Commodities Int'l LLC    3,035
                                      --------
          Total Debtors Disbursement   35,810


                                   AGWAY INC.
                          MONTHLY BANK ACCOUNT SUMMARY


LEGAL_NAME                  BANKNAME                 BANKCONTACT         BANKADDRESS
-----------                 ---------                -----------         -----------
Agway Inc.
 dba Andgrow Fertilizer     Mellon Bank              Ellen Hecker        Three Mellon Bank Ctr.,
                                                                         Rm 153-3530 Pittsburgh   PA  15259-0001
Agway Inc.
 dba Milford Fertilizer     Mellon Bank              Ellen Hecker        Three Mellon Bank Ctr.,
                                                                         Rm 153-3530 Pittsburgh   PA  15259-0001
Agway Inc.                  JPMorgan Chase           Pauline Fortunato   4 New York Plaza, 15th Floor   New York   NY  10004
Agway Inc.                  JPMorgan Chase           Pauline Fortunato   4 New York Plaza, 15th Floor   New York   NY  10004
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street, 7th Floor     Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street, 7th Floor     Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Pauline Fortunato   4 New York Plaza, 15th Floor   New York   NY  10004
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street, 7th Floor     Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street, 7th Floor     Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Kevin Clark         500 Plum Street                Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street                Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street, 7th Floor     Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street, 7th Floor     Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street, 7th Floor     Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street, 7th Floor     Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street                Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Bank      Donna Jacuk         500 Plum Street, 7th Floor     Syracuse   NY  13204
Agway Inc.                  JPMorgan Chase Texas     Jeremy Harman       601 Travis Street, 18th Floor  Houston    TX  77002
Agway Inc.                  JPMorgan Chase Texas     Jeremy Harman       601 Travis Street, 18th Floor  Houston    TX  77002
Agway Inc.                  JPMorgan Chase Texas     Jeremy Harman       601 Travis Street, 18th Floor  Houston    TX  77002
Agway Inc.                  JPMorgan Chase Texas     Jeremy Harman       601 Travis Street, 18th Floor  Houston    TX  77002
Agway Inc.                  JPMorgan Chase Texas     Jeremy Harman       601 Travis Street, 18th Floor  Houston    TX  77002
Agway Inc.                  M&T Bank                 Peter Marilley      101 S. Salina Street           Syracuse   NY  13221-4983
Agway Inc.                  National City Bank       Diane Coon          725 E. Big Beaver              Troy       MI  48084
Agway Inc.                  National City Bank       Diane Coon          725 E. Big Beaver              Troy       MI  48084
Agway Inc.,
  dba Country Best          Fleet Bank               Brian Bisaccio      Shop City                      Syracuse   NY  13206
Agway Inc.                  M&T Bank                 Peter Marilley      P.O. Box 4983                  Syracuse   NY  13221-4983
Country Best Adams LLC      Mellon Bank              Ellen Hecker        Three Mellon Bank Ctr.,
                                                                         Rm 153-3530 Pittsburgh   PA  15259-0001
Agway Inc.,
  dba Country Best          Mellon Bank              Ellen Hecker        Three Mellon Bank Ctr.,
                                                                         Rm 153-3530 Pittsburgh   PA  15259-0001
Country Best Adams LLC      Sun Trust Bank           Linda Love          Mail Code 207, P.O. Box 4418      Atlanta      GA  30302
Agway Inc.
  dba Country Best          Sun Trust Bank           Betty Friar         202 W. Reynolds Street            Plant City   FL  33566
Feed Commodities Int'l LLC  Chittenden Bank          David Nourse        One Court Street                  Middlebury   VT  05753
Feed Commodities Int'l LLC  Chittenden Bank          David Nourse        One Court Street                  Middlebury   VT  05753
Feed Commodities Int'l LLC  Greenfield Cooperative
                             Bank                    Erica Noel          63 Federal Street                 Greenfield   MA  01331
Feed Commodities Int'l LLC  Merrill Merchants Bank   Diane Roy           27 Main Street                    Pittsfield   ME  04967
Agway Inc.                  Allfirst Bank            Terry Kreider       210 E. Main St.                   New Holland  PA  17557
Agway Inc.                  Bank of Hanover and
                             Trust Co.               Lisa Bowersox       1275 York Rd.                     Gettysburg   PA  17325
Agway Inc.                  Charter One              Carol Karl          186 Robinson St.                  Binghamton   NY  13904
Agway Inc.                  Citizens Bank                                153 W. Orange St.                 Shippensburg PA  17257
Agway Inc.                  Citizens Bank                                153 W Orange Street               Shippensburg PA  17257
Agway Inc.                  Evergreen Bank           Marion Wagar        146 Main Street                   Greenwich    NY  12834
Agway Inc.                  First American National
                             Bank of PA              Vicki Carbaugh      140 Main Street                   Everett      PA  15537
Agway Inc.                  Fleet Bank               Kathy Taladay       Main Street                       Waterville   NY  13480
Agway Inc.                  FNB of PA                Mary Alice Deist    509 E. Main Street, P.O. Box 112  Somerset     PA  15501
Agway Inc.                  HSBC Bank USA            Rachel Galusha      Court St.Plaza,Kings Plaza,
                                                                         Main St Batavia      NY  14020
Agway Inc.                  HSBC Bank USA            Rachel Galusha      1 East Main St.                   Falconer     NY  14733
Agway Inc.                  Key Bank                 Anne Chandler       125 East Main St.                 Canton       NY  13617
Agway Inc.                  Mellon Bank              Ellen Hecker        Three Mellon Bank Ctr.,
                                                                         Rm 153-3530 Pittsburgh   PA  15259-0001
Agway Inc.                  West Milton State Bank   Rodney Smith        2005 Market Street                Lewisburg    PA  17837

                                   AGWAY INC.
                          MONTHLY BANK ACCOUNT SUMMARY


         ACCTNUMBER          DIV              ACCT_TYPE                 AUGUST '03
         ----------          ----             ---------             ----------------


    8019713                  AGRON            Lockbox                          $0.00


    8242133                  AGRON            Lockbox                          $0.00
    102067931                CORP             Escrow                     $286,414.08
    102029901                CORP             Escrow                     $286,414.08
    0101199453               CORP             Depository                   $2,018.06
    0241063700               CORP             Concentration              $337,573.20
    102036061                CORP             Escrow                   $1,000,519.18
    103065736                CORP             Depository                   $5,877.48
    550124888                CORP             Disbursement                   -$20.00
    550142622                CORP             Depository              $15,000,000.00
    550147063                CORP             Savings                 $12,603,975.80
    601251317                CORP             Disbursement                     $0.00
    601829435                CORP             Disbursement                     $0.00
    601861024                CORP             Disbursement                     $0.00
    601861040                CORP             Disbursement                     $0.00
    601866049                CORP             Checking                         $0.00
    777652714                CORP             Depository                       $3.53
    36036481                 CORP             Savings                 $65,977,703.50
    36040947                 CORP             Savings                 $65,977,703.50
    36044329                 CORP             Savings                 $65,977,703.50
    343937                   CORP             Savings                 $65,977,703.50
    344054                   CORP             Savings                 $25,747,890.46
    1002185237               CORP             Depository                  $18,875.66
    884276044                CORP             Checking                     $4,032.77
    884276132                CORP             Checking                     $2,384.69

    9388810181               CPG              Depository                  $21,733.00
    15004194393838           CPG              Depository                  $41,753.03

    8234668                  CPG              Lockbox                    $110,695.39


    8234676                  CPG              Lockbox                     $29,773.60
    8801818595               CPG              Depository                  $83,807.02

    99020317631              CPG              Depository                  $11,983.50
    034549540                FCI              Disbursement                $18,633.74
    034563535                FCI              Depository                 $253,158.56

    0150900312               FCI              Depository                  $23,580.71
    9801312378               FCI              Depository                 $141,738.28
    89274377                 FEED             Depository                     $429.34

    0131571                  FEED             Depository                  $21,600.83
    4400582137               FEED             Depository                   $4,950.21
    6100094138               FEED             Depository                  $21,289.66
    6100094138               FEED             Depository                   "
    6240114825               FEED             Depository                  $16,987.00

    0111190601               FEED             Depository                     $464.15
    9428406862               FEED             Depository                  $26,556.50
    80100684                 FEED             Depository                   $3,992.06

    204885752                FEED             Depository                  $64,094.67
    204885752                FEED             Depository                   "
    329681014620             FEED             Depository                  $80,794.04

    8019606                  FEED             Lockbox                    $406,765.83
    3000166424               FEED             Depository                   $5,553.13



                                                                    AGWAY, INC. REORGANIZATION ACTIVITY
                                                                             AS OF AUGUST 2003


Chapter 11 Professionals                                                                                   YEAR-TO-DATE
------------------------                                                    AUGUST 1          AUGUST         AUGUST
                                                                             BALANCE         ACTIVITY       BALANCE
                                                                         ------------    -------------    -------------
Kroll Zolfo-Cooper (303100)                          Expensed             196,352.55       206,592.52       402,945.07
    Financial Advisors to Agway                      Unpaid/Accrued       604,970.57        57,483.92       662,454.49
                                                     Prepaid              312,409.55                        312,409.55
                                                                         ------------    -------------    -------------
                                                     Cash Paid            137,803.53       149,108.60       286,912.13


WEIL, GOTSHAL & MANGES (303101)                      Expensed             302,559.35       272,234.26       574,793.61
-------------------------------
    Lead Bankruptcy Counsel for Agway                Unpaid/Accrued       745,957.49        44,913.23       790,870.72
                                                     Prepaid              425,481.27                        425,481.27
                                                                         ------------    -------------    -------------
                                                     Cash Paid            173,649.93       227,321.03       400,970.96


MENTER, RUDIN & TRIVELPIECE (303102)                 Expensed              40,388.73        51,122.37        91,511.10
------------------------------------
    Local Bankruptcy Counsel for Agway               Unpaid/Accrued       155,723.32        20,698.49       176,421.81
                                                     Prepaid              140,175.72                        140,175.72
                                                                         ------------    -------------    -------------
                                                     Cash Paid             36,045.66        30,423.88        66,469.54


DONLIN, RECANO & COMPANY (303104)                    Expensed              62,833.66                -        62,833.66
---------------------------------
    Claims Administrator                             Unpaid/Accrued       145,833.66       (62,833.66)       83,000.00
                                                     Prepaid               35,000.00                         35,000.00
                                                                         ------------    -------------    -------------
                                                     Cash Paid             67,512.05        62,833.66       130,345.71


RICHARDS, LAYTON & FINGER (303110)                   Expensed                      -        12,539.66        12,539.66
----------------------------------
    Legal Advisor                                    Unpaid/Accrued        10,432.11        12,539.66        22,971.77
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid              5,642.86                -         5,642.86


PACHULSKI, STANG, ZIEHL, YOUNG & JONES (303115)      Expensed              36,084.93        69,931.76       106,016.69
-----------------------------------------------
    Counsel for the Unsecured Creditors' Committee   Unpaid/Accrued       235,850.14        41,657.05       277,507.19
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid             54,770.62        28,274.71        83,045.33


ERNST & YOUNG (303116)                               Expensed             153,469.00       151,857.00       305,326.00
----------------------
    Unsecured Creditors' Committee
     Financial Advisor                               Unpaid/Accrued       458,285.00        36,234.90       494,519.90
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid            113,376.60       115,622.10       228,998.70


GREEN, SEIFTER (303118)                              Expensed               2,531.56         2,108.30         4,639.86
-----------------------
     Unsecured Creditors' Committee Local Counsel    Unpaid/Accrued         9,093.51           174.15         9,267.66
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid              2,115.05         1,934.15         4,049.20


US TRUSTEE (303124)                                  Expensed              10,250.00                -        10,250.00
-------------------
                                                     Unpaid/Accrued        31,750.00       (10,250.00)       21,500.00
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -        10,250.00        10,250.00


GOLDSMITH-AGIO-HELMS (303111)                        Expensed             131,985.34       138,190.97       270,176.31
-----------------------------
                                                     Unpaid/Accrued       339,644.49        31,404.16       371,048.65
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid             76,278.15       106,786.81       183,064.96


(1) GROOM LAW GROUP (303125)                         Expensed              12,964.56        21,697.43        34,661.99
----------------------------
    Benefit Plans Legal Advisor                      Unpaid/Accrued        69,216.48        (6,393.42)       62,823.06
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid             14,668.47        28,090.85        42,759.32


(1) BOND, SCHOENECK & KING (303109)                  Expensed             (57,219.62)       44,823.63       (12,395.99)
-----------------------------------
    General Counsel of Agway                         Unpaid/Accrued       232,630.44        (4,754.60)      227,875.84
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid            (54,747.59)       49,578.23        (5,169.36)


(1) BUCK CONSULTING (303108)                         Expensed             138,621.20                -       138,621.20
----------------------------
                                                     Unpaid/Accrued       362,989.60      (103,965.90)      259,023.70
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid             31,235.40       103,965.90       135,201.30


(1) PRICEWATERHOUSE COOPERS (303105)                 Expensed              10,000.00        10,000.00        20,000.00
------------------------------------
    External Auditors                                Unpaid/Accrued       562,500.00        10,000.00       572,500.00
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


(1) SUTHERLAND, ASBILL & BRENNAN (303112)            Expensed              35,045.81                -        35,045.81
-----------------------------------------
    SEC Legal Counsel                                Unpaid/Accrued       117,352.14       (20,159.10)       97,193.04
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid             (8,643.35)       20,159.10        11,515.75


SUB-TOTAL REORGANIZATION ONLY                        Expensed            1,075,867.07      981,097.90     2,056,964.97
-----------------------------
                                                     Unpaid/Accrued      4,082,228.95       46,748.88     4,128,977.83
                                                     Prepaid              913,066.54                -       913,066.54
                                                                         ------------    -------------    -------------
                                                     Cash Paid            649,707.38       934,349.02     1,584,056.40

(1) ONLY THE REORGANIZATION PORTION OF THE MONTHLY BILLING. REMAINDER OF BILLING LISTED UNDER NON-REORG CHAP 11 PROFESSIONALS.

                      AGWAY, INC. REORGANIZATION ACTIVITY
                                AS OF AUGUST 2003


NON-REORGANIZATION CHAPTER 11
Professional Fees
-----------------                                                                                         YEAR-TO-DATE
                                                                            AUGUST 1         AUGUST         AUGUST
                                                                            BALANCE         ACTIVITY        BALANCE
                                                                         ------------    -------------    -------------
(2) Groom Law Group (303125)                         Expensed                      -                                 -
    Benefit Plans Legal Advisor                      Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


(2) BOND, SCHOENECK & KING (303109)                  Expensed                      -        16,772.11        16,772.11
-----------------------------------
    General Counsel of Agway                         Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -        16,772.11        16,772.11


(2) BUCK CONSULTING (303108)                         Expensed                      -                                 -
----------------------------
                                                     Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


(2) PRICEWATERHOUSE COOPERS (303105)                 Expensed                      -                                 -
------------------------------------
    External Auditors                                Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


(2) SUTHERLAND, ASBILL & BRENNAN (303112)            Expensed               8,643.35                          8,643.35
-----------------------------------------
    SEC Legal Counsel                                Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid              8,643.35                -         8,643.35


(2) Professional Services                            Expensed                      -                                 -
    State Street (303123)                            Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


TOTAL NON-REORG CHAP 11 PROFESSIONALS                Expensed               8,643.35        16,772.11        25,415.46
-------------------------------------
                                                     Unpaid/Accrued                -                -                -
                                                     Prepaid                       -                -                -
                                                                         ------------                     -------------
                                                                         ------------    -------------    -------------
                                                     Cash Paid              8,643.35        16,772.11        25,415.46
                                                                         ============    =============    =============

(2) NON-REORGANIZATION PORTION OF MONTHLY BILLING.

TOTAL REORG AND NON-REORG CHAP 11 PROFESSIONALS      Expensed            1,084,510.42      997,870.01     2,082,380.43
-----------------------------------------------
                                                     Unpaid/Accrued      4,082,228.95       46,748.88     4,128,977.83
                                                     Prepaid              913,066.54                -       913,066.54
                                                                         ------------    -------------    -------------
                                                     Cash Paid            658,350.73       951,121.13     1,609,471.86
                                                                         ============    =============    =============

                      AGWAY, INC. REORGANIZATION ACTIVITY
                                AS OF AUGUST 2003


UNSECURED CREDITORS' COMMITTEE
  Member Expense Reimbursement
------------------------------                                                                            YEAR-TO-DATE
                                                                            AUGUST 1        AUGUST           AUGUST
                                                                            BALANCE        ACTIVITY          BALANCE
                                                                         ------------    -------------    -------------
Ronald D. Spiering (303119)
--------------------------                           Expensed                      -                                 -
                                                     Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


ROBERT L. KELLER (303120)                            Expensed                      -                                 -
-------------------------
                                                     Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


WILLIAM T. SCHAUER (303121)                          Expensed                      -                                 -
---------------------------
                                                     Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


RICHARD C. EMPERT (303122)                           Expensed                      -            84.76            84.76
--------------------------
                                                     Unpaid/Accrued                -            84.76            84.76
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


TOTAL UNSECURED CREDITORS' COMMITTEE                 Expensed                      -            84.76            84.76
------------------------------------
 MEMBER EXPENSE REIMBURSEMENT                        Unpaid/Accrued                -            84.76            84.76
-----------------------------
                                                     Prepaid                       -                -                -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -
                                                                         ============    =============    =============

                      AGWAY, INC. REORGANIZATION ACTIVITY
                                AS OF AUGUST 2003



Other Expenses
--------------                                                                                             YEAR-TO-DATE
                                                                            AUGUST 1        AUGUST            AUGUST
                                                                            BALANCE        ACTIVITY           BALANCE
                                                                         ------------    -------------    -------------
Professional Services                                Expensed             176,300.00       176,300.00       352,600.00
    Severance & Payroll Costs                        Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid            176,300.00       176,300.00       352,600.00


PROFESSIONAL SERVICES                                Expensed                      -                                 -
---------------------
    Robinson, Lerer & Montgomery (303103)            Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


PROFESSIONAL SERVICES                                Expensed                      -                                 -
---------------------
    Taylor & Ives, Inc.                              Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


Professional Services                                Expensed                 500.62        41,870.41        42,371.03
    Feed (000510)                                    Unpaid/Accrued                -                                 -
    CPG (000060)                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                500.62        41,870.41        42,371.03


Professional Services                                Expensed                      -                                 -
    Feed Environmental (303126)                      Unpaid/Accrued       191,220.00                        191,220.00
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid           (191,220.00)               -      (191,220.00)


Professional Services                                Expensed              40,000.00        40,000.00        80,000.00
    State Street (303123)                            Unpaid/Accrued        40,000.00                         40,000.00
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid             40,000.00        40,000.00        80,000.00


Professional Services                                Expensed                      -                                 -
    AgriCapital (303107)                             Unpaid/Accrued       241,514.82                        241,514.82
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid           (241,514.82)               -      (241,514.82)


Printing                                             Expensed                      -        10,346.78        10,346.78
    Quartier (303113)                                Unpaid/Accrued                -                                 -
    Merrill Communications                           Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -        10,346.78        10,346.78


POSTAGE                                              Expensed                      -                                 -
-------
    Donlin Recano (303104)                           Unpaid/Accrued                -                                 -
    Quartier (303113)                                Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


WEB UPDATING                                         Expensed                      -                                 -
------------
    RWAY Communications (303114)                     Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


TELECONFERENCING                                     Expensed               1,317.72                          1,317.72
----------------
    MCI WorldCom (303117)                            Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid              1,317.72                -         1,317.72


TRAVEL                                               Expensed               2,123.00                          2,123.00
------
    CPG                                              Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid              2,123.00                -         2,123.00


CONFERENCE & MEETINGS - MEALS                        Expensed                 537.34           484.81         1,022.15
-----------------------------
    Fine Host                                        Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                537.34           484.81         1,022.15


CONFERENCE & MEETINGS                                Expensed                      -                                 -
---------------------
    OnCenter                                         Unpaid/Accrued                -                                 -
                                                     Prepaid                       -                                 -
                                                                         ------------    -------------    -------------
                                                     Cash Paid                     -                -                -


TOTAL OTHER EXPENSES                                 Expensed             220,778.68       269,002.00       489,780.68
--------------------
                                                     Unpaid/Accrued       472,734.82                -       472,734.82
                                                     Prepaid                       -                -                -
                                                                         ------------    -------------    -------------
                                                     Cash Paid           (211,956.14)      269,002.00        57,045.86
                                                                         ============    =============    =============

GRAND TOTAL OF ALL EXPENSES                          Expensed            1,305,289.10    1,266,956.77     2,572,245.87
---------------------------
                                                     Unpaid/Accrued      4,554,963.77       46,833.64     4,601,797.41
                                                     Prepaid              913,066.54                -       913,066.54
                                                                         ------------    -------------    -------------
                                                     Cash Paid            446,394.59     1,220,123.13     1,666,517.72
                                                                         ============    =============    =============


Total Restructuring\Reorganization                   Expensed            1,296,645.75    1,250,184.66     2,546,830.41
                                                     Unpaid/Accrued      4,554,963.77       46,833.64     4,601,797.41
                                                     Prepaid              913,066.54                -       913,066.54
                                                                         ------------    -------------    -------------
                                                     Cash Paid            437,751.24     1,203,351.02     1,641,102.26
                                                                         ============    =============    =============


Total Non-Restructuring\Reorganization               Expensed               8,643.35        16,772.11        25,415.46
                                                     Unpaid/Accrued                -                -                -
                                                     Prepaid                       -                -                -
                                                                         ------------    -------------    -------------
                                                     Cash Paid              8,643.35        16,772.11        25,415.46
                                                                         ============    =============    =============


                                       25